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                                                                   EXHIBIT 10.27









                      RESOLUTION PERFORMANCE PRODUCTS INC.

                 2000 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN
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                                   ARTICLE I

                              PURPOSE OF THE PLAN

     The purpose of the RESOLUTION PERFORMANCE PRODUCTS INC. 2000 NON-EMPLOYEE DIRECTORS STOCK OPTION PLAN (the "Plan") is (i) to further the growth and
                                  ----
success of RESOLUTION PERFORMANCE PRODUCTS INC., a Delaware corporation (the "Company"), and its Subsidiaries (as hereinafter defined) by enabling directors
 -------
of the Company or any of its Subsidiaries to acquire Shares (as hereinafter defined), thereby increasing their personal interest in such growth and success, and (ii) to provide a means of rewarding outstanding performance by such persons to the Company and/or its Subsidiaries. All Options granted under the Plan (the "Options") shall be non-qualified stock options ("NSOs") not intended to qualify
 -------                                          ----   ---
under Section 422 of the Internal Revenue Code of 1986, as amended (the "Code").
                                                                         ----
In this Plan, the terms "Parent" and "Subsidiary" mean "Parent Corporation" and "Subsidiary Corporation," respectively, as such terms are defined in Sections 424(e) and (f') of the Code.

                                  ARTICLE II

                                  DEFINITIONS

     As used in the Plan, the following terms shall have the meanings set forth below:

          "Affiliate" means with respect to any Person, any other Person that,
           ---------
directly or indirectly through one or more intermediaries Controls, is Controlled by, or is under common Control with, such Person and/or one or more
Affiliates thereof.   The term "Control" includes, without limitation, the
possession, directly or indirectly, of the power to direct the management and policies of a Person, whether through the ownership of voting securities, by contract or otherwise. The term "Affiliate" shall not include at any time any portfolio companies of Apollo Management IV, L.P. or its Affiliates.

          "Board" has the meaning set forth in Section 3.1 hereof.
           -----                               -----------

          "Capital Stock" means any and all shares, interests, participation or
           -------------
other equivalents (however designated) of corporate stock, including all Common Stock and preferred stock.

          "Code" has the meaning set forth in Article I hereof.
           ----

          "Committee" has the meaning set forth in Section 3.1 hereof.
           ---------                               -----------

          "Common Stock" means the common stock of the Company, par value $1.00
           ------------
per share.

          "Company" has the meaning set forth in Article I hereof.
           -------

          "Effective Date" has the meaning set forth in Section 10.2 hereof.
           --------------                               ------------

          "Exchange Act" means the Securities Exchange Act of 1934, as amended.
           ------------

          "Fair Market Value" has the meaning set forth in Section 6.2 hereof.
           -----------------                               -----------

          "Independent Third Party" means, immediately prior to the contemplated
           -----------------------
transaction, any Person which (i) does not own in excess of five percent (5%) of the Common Stock deemed outstanding at such time (on a fully diluted basis) and
(ii) is not an Affiliate of any such owner.

          "Investor" means Apollo Investment Fund IV, L.P., Apollo Overseas
           --------
Partners IV, L.P., or any investment fund managed by Apollo Management IV, L.P. or any of its Affiliates, and any of their successors and assigns.

          "Investor Investment" means direct or indirect investments in Shares,
           -------------------
Notes or other securities of the Company made by the Investor on or after November 14, 2000.

          "Investor IRR" means the pre-tax compounded annual internal rate of
           ------------
return calculated on a semi-annual basis realized to the Investor on the Investor Investment, based on the aggregate amount invested by the Investor for all Investor Investments and the aggregate amount received by the Investor for all Investor Investments, assuming all Investor Investments were purchased by one Person and were held continuously by such Person. The Investor IRR shall be determined based on the actual time of each Investor Investment and actual cash received by the Investor in respect of all Investor Investments and including, as a return on such investment, any cash dividends, cash distributions or cash interest made by the Company or any Subsidiary in respect of such investment during such period, but excluding (i) dividends, distributions and/or payments to Investor in an amount sufficient for Investor to pay its taxes and those taxes which are attributable to the Company and each of the Company's direct and indirect subsidiaries and (ii) any other amounts payable that are not directly attributable to the Investor Investment.

          "NASDAQ" has the meaning set forth in Section 6.2(a) hereof.
           ------                               --------------

          "Notes" means the 10.9% junior subordinated notes issued by the
           -----
Company to certain Optionees pursuant to the Indenture entered into by the Company with the Bank of New York as trustee on November 14, 2000, as amended, supplemented or restated from time to time.

          "Notice" has the meaning set forth in Section 8.2 hereof.
           ------                               -----------

          "NSOs" has the meaning set forth in Article I hereof.
           ----

          "Option" has the meaning set forth in Article I hereof.
           ------

          "Option Agreement" has the meaning set forth in Section 5.2 hereof.
           ----------------                               -----------

          "Option Price" has the meaning set forth in Section 6.1 hereof.
           ------------                               -----------

          "Option Shares" has the meaning set forth in Section 8.2(b) hereof.
           -------------                               --------------

          "Optionees" has the meaning set forth in Section 5.1(a) hereof.
           ---------                               --------------

          "Person" shall be construed broadly and shall include, without
           ------
limitation, an individual, a partnership, a corporation, an association, a joint stock company, a limited liability company, a trust, a joint venture, an unincorporated organization and a governmental entity or any department, agency or political subdivision thereof.

          "Plan" has the meaning set forth in Article I hereof.
           ----

          "Public Offering" means the closing of a public offering of Common
           ---------------
Stock pursuant to a registration statement declared effective under the Securities Act, except that a Public Offering shall not include an offering made in connection with an employee benefit plan or made primarily to employees or consultants of the Company.

          "Realization Event" means (i) the consummation of a Sale of the
           -----------------
Company for cash or (ii) any transaction or series of related transactions in which the Investor sells at least 50% of the Shares directly or indirectly acquired by it and at least 50% of the aggregate of all of the Investor Investments.

          "Reorganization" has the meaning set forth in Section 9.1 hereof.
           --------------                               -----------

          "Reserved Shares" means, at any time, an aggregate of 15,000 shares of
           ---------------
Common Stock.

          "Rule 16b-3" has the meaning set forth in Section 3.1 hereof.
           ----------                               -----------

          "Sale of the Company" means the sale of the Company to one or more
           -------------------
Independent Third Parties, pursuant to which such party or parties acquire (i) Capital Stock of the Company possessing the voting power to elect a majority of the Board (whether by merger, consolidation or sale or transfer of the Company's Capital Stock) or (ii) all or substantially all of the Company's assets determined on a consolidated basis.

          "SEC" has the meaning set forth in Section 3.1 hereof.
           ---                               -----------

          "Securities Act" means the Securities Act of 1933, as amended.
           --------------

          "Shares" means shares of Common Stock.
           ------

          "Subsidiary" means any corporation or other entity of which the
           ----------
Company owns securities or interests having a majority, directly or indirectly, of the ordinary voting power in electing the board of directors or managers thereof.

          "Termination Date" means the tenth anniversary of the Effective Date.
           ----------------

          "Termination of Relationship" with respect to each Optionee shall have
           ---------------------------
the meaning given to such term in such Optionee's Option Agreement; provided,
                                                                    --------
however, that if "Termination of Relationship" is not defined in such Option
-------
Agreement that term shall mean the termination of the Optionee's service as a director of the Company or a Subsidiary for any reason.

          "Vested Options" means Options that have vested in accordance with the
           --------------
applicable Option Agreement.

                                  ARTICLE III

            ADMINISTRATION OF THE PLAN; SHARES SUBJECT TO THE PLAN

3.1  COMMITTEE.
     ---------

     The Plan shall be administered by the Board of Directors of the Company (the "Board") or the Compensation Committee (the "Committee") appointed from
      -----                                       ---------
time to time by the Board; provided, however, that, if the Company shall be
                           --------
required to comply with Rule 16b-3 ("Rule 16b-3") promulgated by the Securities
                                     ----------
and Exchange Commission (the "SEC") under the Exchange Act, in order to permit
                              ---
officers and directors of the Company to be exempt from the provisions of
Section 16(b) of the Exchange Act with respect to transactions effected pursuant to the Plan, each of such persons, at the effective date of his or her appointment to the Committee and at all times thereafter while serving on the Committee, shall be a "disinterested person" within the meaning of Rule 16b-3. Any vacancy on the Committee, whether due to action of the Board or any other
cause, shall be filled by the Board.   The term "Committee" shall, for all
purposes of the Plan other than this Section 3.1, be deemed to refer to the
                                     -----------
Board if the Board is administering the Plan.

3.2  PROCEDURES.
     ----------

     The Committee shall adopt such rules and regulations as it shall deem appropriate concerning the holding of meetings and the administration of the Plan. The entire Committee shall constitute a quorum and the actions of the entire Committee present at a meeting, or actions approved in writing by the entire Committee, shall be the actions of the Committee.

3.3  INTERPRETATION.
     --------------

     Except as may otherwise be expressly reserved to the Board as provided herein, and with respect to any Option, except as may otherwise be provided in the Option Agreement evidencing such Option, the Committee shall have all powers with respect to the administration of the Plan, including the interpretation of the provisions of the Plan and any Option Agreement, and all decisions of the Board or the Committee, as the case may be, shall be conclusive and binding on all participants in the Plan.

3.4  NUMBER OF SHARES.
     ----------------

     Subject to the provisions of Article IX hereof (relating to adjustments upon changes in capital structure and other corporate transactions), the aggregate number of Shares with respect to which Options may be granted under the Plan shall not exceed the Reserved Shares. If and to the extent that Options granted under the Plan terminate, are reduced in number, expire or are canceled without having been fully exercised, new Options may be granted under the Plan with respect to the Shares covered by the unexercised portion of such terminated, expired or canceled Options.

3.5  RESERVATION OF SHARES.
     ---------------------

     The number of Shares reserved for issuance upon the exercise of Options granted under the Plan shall at no time be less than the maximum number of Shares which may be purchased at any time pursuant to outstanding Options.

                                  ARTICLE IV

                                  ELIGIBILITY

          Options may be granted under the Plan only to persons who are directors of the Company or any of its Subsidiaries, who, as of the date of such grant of such Options, are not employees of the Company or any of its Subsidiaries. Options granted to each Optionee hereunder shall be NSOs.

                                   ARTICLE V

                               GRANT OF OPTIONS

5.1  GENERAL.
     -------

     Subject to Section 5.6 hereof, Options may be granted under the Plan at any
                -----------
time and from time to time on or prior to the Termination Date.   Subject to the
provisions of the Plan, the Committee shall have plenary authority, in its sole discretion, to determine:

          (a) the persons (from among the class of persons eligible to receive Options under the Plan) to whom Options shall be granted (the "Optionees");
                                                               ---------

          (b) the time or times at which Options shall be granted; and

          (c) the number of Shares for which an Option may be exercisable.

5.2  OPTION AGREEMENTS.
     -----------------

     Each Option granted under the Plan shall be designated as an NSO and shall be subject to the terms and conditions applicable to NSOs set forth in the Plan. Each Option shall specify the number of Shares for which such Option shall be exercisable and the exercise price for such Shares. In addition, each Option shall be evidenced by a written agreement (an "Option Agreement"), in
                                               ----------------
substantially the form of Exhibit A hereto, with such changes thereto as are
                          ---------
consistent with the Plan as the Committee shall deem appropriate. Each Option Agreement shall be executed by the Company and the Optionee.

5.3  VESTING.
     -------

     The Committee shall determine whether and to what extent any Options which are exercisable for Shares are also subject to vesting based upon the Optionee's continued service to, or the performance of duties for, the Company and its Subsidiaries.

5.4  NO EVIDENCE OF CONTINUED SERVICE.
     --------------------------------

     Nothing contained in the Plan or in any Option Agreement shall confer upon any Optionee any right with respect to the continuation of such Optionee's service as a director of the Company or any of its Subsidiaries, the nomination of such Optionee as a director of the Company or any of its Subsidiaries or interfere in any way with the right of the Company or any such Subsidiary (subject to the terms of any separate agreement to the contrary) at any time to terminate such service as a director from the rate in existence at the time of the grant of an Option.

5.5  DATE OF GRANT.
     -------------

     The date of grant of an Option under this Plan shall be the date as of which the Committee approves the grant.

5.6  SHARES.
     ------

     Options shall be granted to purchase a specified number of Shares not to exceed, in the aggregate, the Reserved Shares. Options may only be exercisable for whole Shares.

                                  ARTICLE VI

                                 OPTION PRICE

6.1  GENERAL.
     -------

     The price (the "Option Price") at which each Share may be purchased shall
                     ------------
be determined by the Committee and set forth in the Option Agreement.

6.2  DETERMINATION OF FAIR MARKET VALUE.
     ----------------------------------

     For purposes of the Plan, the "Fair Market Value" of a Share shall be determined as follows:

         (a) if such Shares are publicly traded, (x) the closing price on the business day immediately preceding the date of the grant if any trades were made on such business day and such information is available, otherwise the average of the last bid and asked prices on the business day immediately preceding the date of grant in the over-the-counter market as reported by the National Association of Securities Dealers Automated Quotations System ("NASDAQ") or (y) if such
                                                    ------
Shares are then traded on a national securities exchange, the closing price on the business day immediately preceding the date of grant, if any trades were made on such business day and such information is available, otherwise the average of the high and low prices on the business day immediately preceding the date of grant on the principal national securities exchange on which it is so traded; or

         (b) if there is no public trading market for such Shares, the fair market value of such Shares on the date of grant as reasonably determined in good faith by the Committee after taking into consideration all factors which it deems appropriate.

          Notwithstanding anything contained in the Plan to the contrary, all determinations pursuant to Section 6.2(b) shall be made without regard to any
                           --------------
restriction other than a restriction which, by its terms, will never lapse.

6.3  REPRICING OF NSOS.
     -----------------

     Subsequent to the date of grant of any NSO, the Committee may, at its discretion and with the written consent of the Optionee and the prior approval of the Board, establish a new Option Price for such NSO so as to increase or decrease the Option Price of such NSO.

                                  ARTICLE VII

                       AUTOMATIC TERMINATION OF OPTIONS

          Unless otherwise prescribed by the Committee, each Option granted under the Plan shall automatically terminate and shall become null and void and be of no further force or effect upon the termination date specified in any Option Agreement evidencing such Option.

          Any Shares that are not acquired as a result of an Option expiring without being fully exercised shall be available for award by the Committee to another eligible person.

                                 ARTICLE VIII

                            PROCEDURE FOR EXERCISE

8.1  PAYMENT.
     -------

     At the time an Option is granted under the Plan, the Committee shall, in its sole discretion, specify one or more of the following forms of payment which may be used by an Optionee (but only to the extent permitted by applicable law) upon exercise of his or her Option:

          (a) by cash in United States currency (by wire transfer of immediately available funds to a bank account held by the Company designated by the Committee or a person or certified check payable to the Company), in an amount equal to the aggregate Option Price of the Shares with respect to which the Option is being exercised;

          (b) stock certificates (in negotiable form) representing Shares having a Fair Market Value on the date of exercise equal to the aggregate Option Price of the Shares with respect to which the Option is being exercised;

          (c) Vested Options, valued for such purposes at the Fair Market Value per share of Common Stock on the date of exercise, net of the Option Price for each such Share; or

          (d) a combination of the methods set forth in clauses (a), (b) and (c) above.

8.2  NOTICE.
     ------

     An Optionee (or other person, as provided in Section 10.2 hereof) may
                                                  ------------
exercise an Option (for the Shares represented thereby) granted under the Plan in whole or in part (but for the purchase of whole Shares only), as provided in the Option Agreement evidencing his or her Option, by delivering a written notice (the "Notice") to the Secretary of the Company. The Notice shall state:
             ------

          (a) that the Optionee elects to exercise the Option;

          (b) the number of Shares with respect to which the Option is being exercised (the "Option Shares");
                -------------

          (c) the method of payment for the Option Shares (which method must be available to the Optionee under the terms of his or her Option Agreement);

          (d) the date upon which the Optionee desires to consummate the purchase (which date must be prior to the termination of such Option);

          (e) a copy of any election filed or intended to be filed by the Optionee with respect to such Option Shares pursuant to Section 83(b) of the Code; and

          (f) and such further provisions consistent with the Plan as the Committee may from time to time require.

          The exercise date of an Option shall be the date on which the Company receives the Notice from the Optionee.

8.3  ISSUANCE OF CERTIFICATES.
     ------------------------

     The Company shall issue stock certificates in the name of the Optionee (or such other person exercising the Option in accordance with the provisions of
Section 10.2 hereof), for the securities purchased upon exercise of an Option as
------------
soon as practicable after receipt of the Notice and payment of the aggregate Option Price for such securities; provided that the Company may elect to not issue any fractional Shares upon the exercise of any Options (determining the fractional Shares after aggregating all Shares issuable to a single holder as a result of an exercise of an Option for more than one Share) and in lieu of issuing such fractional Shares, shall pay the Optionee the Fair Market Value thereof. Neither the Optionee nor any person exercising an Option in accordance with the provisions of Section 10.2 hereof shall have any privileges as a
                       ------------
stockholder of the Company with respect to any Shares of stock subject to an Option granted under the Plan until the date of issuance of stock certificates pursuant to this Section 8.3.
                 -----------

                                  ARTICLE IX

                                  ADJUSTMENTS

9.1  CHANGES IN CAPITAL STRUCTURE.
     ----------------------------

     If the Common Stock is changed by reason of a stock split, reverse stock split or stock combination, stock dividend or distribution, or converted into or exchanged for other securities as a result of a merger, consolidation or reorganization (a "Reorganization"), the Board shall make such adjustments in
                   --------------
the number and class of shares of stock available under the Plan as shall be necessary to preserve to an Optionee rights substantially proportionate to his rights existing immediately prior to such transaction or event (but subject to the limitations and restrictions on such rights), including, without limitation, a corresponding adjustment changing the number and class of shares allocated to, and the Option Price of, each Option or portion thereof outstanding at the time of such change.

9.2  SPECIAL RULES.
     -------------

     The following rules shall apply in connection with Section 9.1 above:
                                                        -----------

          (a) no adjustment shall be made for cash dividends or the issuance to stockholders of rights to subscribe for additional Shares, or other securities; and

          (b) any adjustments referred to in Section 9.1 above shall be made by
                                             -----------
the Board in its sole discretion and shall, absent manifest error, be conclusive and binding on all persons holding any Options granted under the Plan.

                                   ARTICLE X

                   RESTRICTIONS ON OPTIONS AND OPTION SHARES

10.1 COMPLIANCE WITH SECURITIES LAWS.
     -------------------------------

     No Options shall be granted under the Plan, and no securities shall be issued and delivered upon the exercise of Options granted under the Plan, unless and until the Company and/or the Optionee shall have complied with all applicable Federal or state registration, listing and/or qualification requirements and all other requirements of law or of any regulatory agencies having jurisdiction.

     The Committee in its discretion may, as a condition to the exercise of any Option granted under the Plan, require an Optionee (a) to represent in writing that the securities received upon exercise of an Option are being acquired for investment and not with a view to distribution and (b) to make such other representations and warranties as are deemed appropriate by the Company. Stock certificates representing securities acquired upon the exercise of Options that have not been registered under the Securities Act shall, if required by the Committee, bear the legends as may be required by the Option Agreement evidencing a particular Option.

10.2 NONASSIGNABILITY OF OPTION RIGHTS.
     ---------------------------------

     No Option granted under this Plan shall be assignable or otherwise transferable by the Optionee, except by will or by the laws of descent and distribution. An Option may be exercised during the lifetime of the Optionee only by the Optionee. If an Optionee dies, his or her Options shall thereafter be exercisable, during the period specified in Article VII hereof or the applicable Option Agreement (as the case may be), by his or her executors or administrators to the full extent (but only to such extent) to which such Options were exercisable by the Optionee at the time of his or her death.

     This Plan shall become effective as of November 14, 2000 (the "Effective
                                                                    ---------
Date").
----

                                  ARTICLE XI

                            TERMINATION OF THE PLAN

     No Options may be granted after the Termination Date. Any Option outstanding as of the Termination Date shall remain in effect until the earlier of the exercise thereof and the Option Term with respect to such Option.

                                  ARTICLE XII

                               AMENDMENT OF PLAN

     The Plan may be modified or amended in any respect by the Committee with the prior approval of the Board; provided, however, that the approval of the
                                 --------
holders of a majority of the votes that may be cast by all of the holders of shares of common stock of the Company entitled to vote (voting together as a single class, with each such holder entitled to cast one vote per share held by such holder) shall be obtained prior to any such amendment becoming effective if such approval is required by law or is necessary to comply with regulations promulgated by the SEC under Section 16(b) of the Exchange Act or with Section 422 of the Code or the regulations promulgated by the Treasury Department thereunder.

                                 ARTICLE XIII

                                   CAPTIONS

     The use of captions in this Plan is for convenience. The captions are not intended to provide substantive rights.

                                  ARTICLE XIV

                               WITHHOLDING TAXES

     Whenever, under the Plan, securities are to be delivered to an Optionee upon exercise of an Option, such Optionee shall remit or, in appropriate circumstances, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state, local and foreign withholding tax and employment tax requirements relating thereto. The Company shall be entitled to require as a condition of delivery of securities under the Plan that the Optionee remit or, in appropriate cases, agree to remit when due, an amount sufficient to satisfy all current or estimated future Federal, state, local and foreign withholding tax and employment tax requirements relating thereto.

                                  ARTICLE XV

                           REGISTRATION ON FORM S-8

     On or prior to the first anniversary of a Public Offering by the Company of Capital Stock, the Company will file or cause to be filed, and will use commercially reasonable efforts to cause to be effective, a registration statement on Form S-8 with respect to the sale of Shares purchased upon the exercise of Options; provided, that the Company may delay such filing on one or more occasions for up to 180 days if the Company determines that the filing of a Form S-8 would require disclosure that the Company deems advisable to defer.

                                  ARTICLE XVI

                               OTHER PROVISIONS

     Each Option granted under the Plan may contain such other terms and conditions as may be determined by the Committee, in its sole discretion.

                                 ARTICLE XVII

                               NUMBER AND GENDER

     With respect to words used in this Plan, the singular form shall include the plural form, the masculine gender shall include the feminine gender, and vice-versa, as the context requires.

                                 ARTICLE XVIII

                                 GOVERNING LAW

     All questions concerning the construction, interpretation and validity of this Plan and the instruments evidencing the Options granted hereunder shall be governed by and construed and enforced in accordance with the domestic laws of the State of New York, without giving effect to any choice or conflict of law provision or rule (whether in the State of New York or any other jurisdiction) that would cause the application of the laws of any jurisdiction other than the State of New York. In furtherance of the foregoing, the internal law of the State of New York will control the interpretation and construction of this Plan, even if under such jurisdiction's choice of law or conflict of law analysis, the substantive law of some other jurisdiction would ordinarily apply.

     As adopted by the Board of Directors of Resolution Performance Products Inc. on February ___, 2001, to be effective as of the Effective Date.

                                 *  *  *  *  *